Exhibit 99.12
                                 -------------
                Computational Materials and/or ABS Term Sheets


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    FICO              UPB              % of Total Deal         Avg LTV        Max LTV        % Full Doc         % Owner Occ
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
<520                $3,389,528.09                    1.36%         65.66%         90.00%             81.73%             100.00%
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   520-539          $6,529,008.25                    2.61%         72.41%         88.48%             93.89%             100.00%
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   540-559         $17,153,078.67                    6.86%         76.18%         95.00%             90.62%              93.97%
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   560-579         $21,579,728.91                    8.63%         75.45%        100.00%             77.52%             100.00%
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   580-599         $38,148,170.60                   15.26%         76.92%        100.00%             81.79%              98.36%
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   600-619         $48,145,308.32                   19.26%         78.20%        100.00%             84.20%              96.41%
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   620-639         $32,249,472.84                   12.90%         78.03%        100.00%             70.05%              95.82%
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   640-659         $28,429,281.08                   11.37%         78.82%        100.00%             70.70%              97.53%
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   660-679         $19,530,719.53                    7.81%         80.45%        100.00%             75.57%              97.17%
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   680-699         $14,898,727.59                    5.96%         79.51%        100.00%             59.23%              96.36%
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   700-719          $6,641,279.89                    2.66%         82.44%        100.00%             81.02%              96.49%
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   720-739          $6,033,945.56                    2.41%         80.74%        100.00%             73.91%             100.00%
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   740-759          $3,053,674.76                    1.22%         80.75%         96.36%             63.27%             100.00%
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   760-779          $1,817,096.26                    0.73%         88.19%        100.00%             61.35%             100.00%
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   780-799          $1,810,289.29                    0.72%         84.50%        100.00%            100.00%             100.00%
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   800-819            $592,141.67                    0.24%         69.91%         80.00%              0.00%             100.00%
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

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    FICO           % IO     WAC          % Second Lien (Simultaneous or Silent)      Def Rate
----------------------------------------------------------------------------------------------
<520                 0.00%     7.28%                                       0.00%
---------------------------------------------------------------------------------
   520-539           4.59%     7.37%                                       0.00%
---------------------------------------------------------------------------------
   540-559           0.00%     7.23%                                       0.00%
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   560-579          14.29%     6.99%                                       0.94%
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   580-599          14.41%     6.83%                                       4.72%
---------------------------------------------------------------------------------
   600-619           9.84%     6.70%                                       2.53%
---------------------------------------------------------------------------------
   620-639          12.81%     6.52%                                       8.45%
---------------------------------------------------------------------------------
   640-659          17.75%     6.45%                                       7.89%
---------------------------------------------------------------------------------
   660-679          20.61%     6.35%                                      11.55%
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   680-699          28.22%     6.29%                                      14.97%
---------------------------------------------------------------------------------
   700-719          38.75%     6.12%                                      15.88%
---------------------------------------------------------------------------------
   720-739          11.36%     6.04%                                       8.58%
---------------------------------------------------------------------------------
   740-759          23.50%     6.07%                                      34.62%
---------------------------------------------------------------------------------
   760-779          37.80%     6.09%                                       3.78%
---------------------------------------------------------------------------------
   780-799          42.89%     5.93%                                       5.87%
---------------------------------------------------------------------------------
   800-819          33.10%     5.95%                                      33.10%
---------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------
      FICO    % of Total Deal     Avg LTV             Max LTV      % Full Doc       % Owner Occ      WAC            Margin
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
      <520
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520-539                  0.82%             67.42%         67.42%        100.00%            100.00%         6.63%
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540-559
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560-579                  8.41%             77.24%         90.00%         92.22%            100.00%         6.56%
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580-599                 14.99%             72.30%        100.00%         81.04%             93.72%         6.42%
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600-619                 12.92%             76.87%         90.00%        100.00%            100.00%         6.26%
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620-639                 11.27%             79.66%         91.14%         57.55%            100.00%         6.37%
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640-659                 13.76%             78.79%         90.00%         81.06%            100.00%         6.31%
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660-679                 10.98%             79.18%         95.00%         91.56%            100.00%         6.22%
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680-699                 11.47%             80.13%         96.97%         63.55%             90.26%         6.54%
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700-719                  7.02%             83.33%         90.00%        100.00%            100.00%         6.09%
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720-739                  1.87%             87.95%         90.00%        100.00%            100.00%         6.44%
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740-759                  1.96%             80.00%         80.00%        100.00%            100.00%         6.01%
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760-779                  1.87%             94.39%        100.00%        100.00%            100.00%         6.26%
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780-799                  2.12%             83.30%         90.00%        100.00%            100.00%         5.77%
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800-819                  0.53%             80.00%         80.00%          0.00%            100.00%         6.25%
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

---------------------------------------------------------
      FICO    % Second Lien (Simultaneous or Silent)
---------------------------------------------------------
      <520
---------------------------------------------------------
    520-539                                        0.00%
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    540-559
---------------------------------------------------------
    560-579                                        0.00%
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    580-599                                        4.88%
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    600-619                                       10.30%
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    620-639                                       24.39%
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    640-659                                       20.58%
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    660-679                                       16.83%
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    680-699                                       29.59%
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    700-719                                       37.82%
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    720-739                                        0.00%
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    740-759                                       38.68%
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    760-779                                        0.00%
---------------------------------------------------------
    780-799                                        0.00%
---------------------------------------------------------
    800-819                                      100.00%
---------------------------------------------------------
